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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2003

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-12644 (Commission File Number)	13-3261323 (IRS Employer Identification No.)
350 Park Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code: (212) 826-0100

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Financial Security Assurance Investors' Overview dated April 2, 2003
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended December 31, 2002

Item 9. Regulation FD Disclosure.

        The following information is being furnished under Item 12:

        On April 2, 2003, Financial Security Assurance Holdings Ltd. (the "Company") issued a press release announcing that it was posting that date to its website, http://www.FSA.com, an Investor Relations Presentation intended primarily for fixed-income investors, which includes supplementary information related to its previously disclosed 2002 results. A copy of the presentation, entitled "Financial Security Assurance Investors' Overview dated April 2, 2003", is attached hereto as Exhibit 99.1.

        The Company is optionally furnishing the following information:

        On February 6, 2003, the Company issued a press release announcing that it was posting that date to its website its Quarterly Operating Supplement for the quarterly period ended December 31, 2002. A copy of the Company's Quarterly Operating Supplement for the quarterly period ended December 31, 2002 is attached hereto as Exhibit 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,

Date: April 8, 2003	By:	/s/ BRUCE E. STERN
Name: Bruce E. Stern Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Investors' Overview dated April 2, 2003
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended December 31, 2002

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX